                                      OPPENHEIMER MULTIPLE STRATEGIES FUND/VA
                                  A Series of Oppenheimer Variable Account Funds
                                       Supplement dated May 15, 2002 to the
                                           Prospectus dated May 1, 2002

         The  Prospectus is changed by adding the  following  disclosure  after the paragraph  titled "Money Market
Instruments" on page 6:

     Credit  Derivatives.  The Fund may enter into credit default swaps,  both (i) directly and (ii)  indirectly in the form of a swap  embedded  within a  structured  note,  to protect  against  the risk that a security  will default.  The Fund pays a fee to enter  into the trade and  receives  a fixed  payment  during the life of the swap.  If there is a credit  event (for  example,  the security  fails to timely pay  interest or  principal), the Fund either  delivers the defaulted  bond (if the Fund has taken the short  position in the credit default swap,  also known as "buying  credit  protection")  or pays the par amount of the defaulted  bond (if the Fund has taken the long  position  in the credit  default  swap note,  also know as "selling  credit  protection").
     Risks of  credit  default  swaps  include  the cost of paying  for  credit  protection  if there are no credit events,  and adverse pricing when purchasing  bonds to satisfy its delivery  obligation  where the Fund took a short position in the swap and there has been a credit event.

     May 15, 2002                                                      PS0670.002

                                          OPPENHEIMER HIGH INCOME FUND/VA
                                        OPPENHEIMER STRATEGIC BOND FUND/VA
                                             OPPENHEIMER BOND FUND/VA
                                      OPPENHEIMER MULTIPLE STRATEGIES FUND/VA
                                  A Series of Oppenheimer Variable Account Funds
                                       Supplement dated May 15, 2002 to the
                               Statement of Additional Information dated May 1, 2002

         The Statement of Additional  Information is changed by adding the following  disclosure before the section
"Temporary Defensive and Interim Investments" on page 25:

     Credit  Derivatives.  The Fund may enter into credit  default  swaps,  both  directly  ("unfunded  swaps") and indirectly in the form of a swap embedded  within a structured note ("funded  swaps"),  to protect against the risk that a security will  default.  Unfunded and funded  credit  default  swaps may be on a single  security, or on a basket of  securities.  The Fund pays a fee to enter into the swap and receives a fixed payment during the  life of the  swap.  The  Fund may  take a short  position  in the  credit  default  swap  (also  known as
     "buying  credit  protection"),  or may take a long  position  in the credit  default  swap note (also known as
     "selling credit protection").

     The Fund would take a short position in a credit  default swap (the "unfunded  swap") against a long portfolio position to decrease  exposure to specific high yield  issuers.  If the short credit default swap is against a corporate  issue,  the Fund must own that  corporate  issue.  However,  if the short  credit  default  swap is against  sovereign  debt, the Fund may own either:  (i) the reference  obligation,  (ii) any sovereign debt of that  foreign  country,  or (iii)  sovereign  debt of any  country  that the  Manager  determines  is  closely correlated as an inexact bona fide hedge.

     If the Fund  takes a short  position  in the  credit  default  swap,  if there  is a credit  event  (including bankruptcy,  failure to timely pay  interest or  principal,  or a  restructuring),  the Fund will  deliver the defaulted  bonds  and the swap  counterparty  will pay the par  amount of the  bonds.  An  associated  risk is adverse  pricing  when  purchasing  bonds to satisfy the  delivery  obligation.  If the swap is on a basket of securities,  the  notional  amount of the swap is  reduced by the par amount of the  defaulted  bond,  and the fixed payments are then made on the reduced notional amount.

     Taking a long position in the credit  default swap note (i.e.,  purchasing  the "funded  swap") would increase the Fund's  exposure to specific  high yield  corporate  issuers.  The goal would be to increase  liquidity in that market sector via the swap note and its  associated  increase in the number of trading  instruments,  the number and type of market participants, and market capitalization.

     If the Fund takes a long  position in the credit  default swap note,  if there is a credit event the Fund will pay the par  amount  of the  bonds and the swap  counterparty  will  deliver  the  bonds.  If the swap is on a basket of  securities,  the notional  amount of the swap is reduced by the par amount of the  defaulted  bond, and the fixed payments are then made on the reduced notional amount.

     The Fund will invest no more than 25% of its total assets in "unfunded" credit default swaps.

     The Fund will limit its  investments  in "funded"  credit  default swap notes to no more than 10% of its total assets.

     Other risks of credit  default swaps  include the cost of paying for credit  protection if there are no credit events,  pricing  transparency  when assessing the cost of a credit default swap,  counterparty  risk, and the need to fund the delivery  obligation  (either cash or the defaulted  bonds,  depending on whether the Fund is long or short the swap, respectively).

     May 15, 2002                                                               PX0670.001
                                                                                PS630.002
                                                                                PX0640.001
                                                                                PX0265.001